UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2006

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 1, 2006, Equinix Singapore Pte. Ltd. (“Equinix Singapore”), a Singapore company and wholly-owned subsidiary of Equinix, Inc. (“Equinix”), accepted a Renewal of Offer of Tenancy from JTC Corporation (“Landlord”) for its existing data center located at units #06-01, #06-05/06/07/08, #05-05/06/06A/07/07A/08, #03-05/06/07/08 and #05-01/02/02A/03/03A/04 in Block 20 Ayer Rajah Crescent, Singapore 139964 (the “Offer of Tenancy”). The Offer of Tenancy is for a three-year term and contains one option to extend. There is no material relationship between Equinix Singapore or Equinix and Landlord.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: August 4, 2006	By:	/s/ Keith D. Taylor
Keith D. Taylor Chief Financial Officer